March 2013 Materion Corporation – Investor Presentation Exhibit 99.1

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Materion (MTRN) • An Advanced Material Company • Strong Global Positions in Attractive and Growing Markets • Solid Record of Long-term Growth • Strong Value-added* Margins • Market Cap: $527 Million 12/31/12 • Shares Outstanding: 20.7 million • Annual EPS: $1.75 - $2.00 (Forecast 2013) • Strong Balance Sheet: Debt-to-Debt Plus Equity <19% * Excludes pass-through metals 3

Identify High Growth Secular Markets 4 Market FY 2012 % of Value- added Sales Macro Trends Key Drivers Consumer Electronics 25% • Smartphone growth • Tablet computers & LEDs • Miniaturization Industrial Components & Commercial Aerospace 19% • New airplane builds & retrofits • Increasing air travel • Heavy equipment builds Defense & Science 13% • DoD & foreign military budgets • Demand for communications satellites • High performance optical devices Automotive Electronics 10% • Increasing global car production • HEV/EV lithium ion battery components • Engine control & electronic systems Medical 8% • Glucose testing • Blood analysis test coating for medical diagnosis • Diagnostics equipment Energy 8% • Directional drilling • Rig counts • Solar, batteries & smart grid devices Telecommunications Infrastructure 7% • Global 3G/4G builds • Base stations • Undersea fiber-optics expansion

Unique Global Positions – Advanced Materials • World’s Only Fully Integrated Producer of Beryllium and Beryllium Alloys – Over 75 years of reserves at Utah 5 Leading Global Position • Unique Copper-Nickel-Tin Material ToughMet® – Multiple advanced applications growing at over 30% annually • Precision Optical Coatings – Visible to Infrared Bandwidth – “Go To” Supplier for defense, thermal imaging, space, medical and advanced consumer applications • High Purity Gold Products for Semiconductor Fabrication (Wireless & LED) – Offering “full metal management” capabilities     • Specialty Coatings for Blood Analysis Test Strips for Medical Diagnosis – Diabetes 

Broadening our Reach Through Acquisitions and Materials Innovation 2002 Today 6 Beryllium and Alloys Key Markets: Automotive Electronics Defense and Science Telecom & Infrastructure Semiconductor Appliance Key Markets: Automotive Electronics Defense and Science Telecom & Infrastructure Semiconductor Appliance Plus Expansion and/or entry into the following: Consumer Electronics Commercial Aerospace Heavy Industrial Equipment Services Optical Energy – Conventional and Alternative Medical Industrial Precious Metals and Microelectronics Packaging Beryllium and Alloys Industrial Precious Metals and Microelectronics Packaging New Non-Be Alloys and Composites Optical and Medical Coatings Specialty Chemicals Broadened Precious and Semi-Precious Metals

High Operating Margins GAAP Margin Value-added(1) Margin Gross Profit 14% - 16% 34% - 40% Operating Profit 3% - 5% 9% - 12% 7 Removing High Value Metals Clarifies Margins (1) Value-added sales excludes pass-through metals

Successful Repositioning – Snapshot 8 2002 2012 Revenue $0.4B  $1.3B Debt-to-Debt-Plus-Equity 43%  19% Working capital* % of sales 41%  29% Cyclicality High  Lower Growth Low  Higher * A/R, Inventory & A/P

High Value-added Business Model 9 1. Identify high growth secular markets 2. Target the fastest growing niches of those markets 3. Expand with innovative products 4. Add synergistic acquisitions 5. Ensure financial discipline

A Global Platform Operations in US and 10 Countries Significant Direct International Sales* 2012 39% 10 • Customers in >50 countries • Expanded presence in Asia *Percentage of value-added sales

Continually Develop Innovative Products • Leveraging customer-centric product development • Active research programs to take advantage of secular trends • Key product areas include – LEDs – Wireless – Medical – Commercial Aerospace – Energy – Commercial Optics – Hybrid & Electric Vehicles – Computer Hard Drives – Science – Automotive Electronics – Semi-conductor 11

A Strong Record of Synergistic Acquisitions Acquisitions 2005 - 2012 Add complementary products / technology Expand market position OMC – shield kit cleaning – 2005   TFT – thin film coatings – 2005   CERAC – inorganic chemicals – 2006   Techni-Met – thin film coatings – 2008   Barr – thin film coatings – 2009   Academy – precious metals – 2010   EIS Optics – thin film coatings – 2011   AMC – metal matrix composites – 2012   12

Ensure Financial Discipline 13 Maintain strong balance sheet Debt-to-Debt-Plus-Equity Maximum 30% Strong cash flow • Cash flow from operations $30M - $75M annually for the past five years • Reduction in working capital* goal to <20% sales *AR, Inv & A/P Resources to finance organic growth and acquisitions while returning cash to shareholders 21% 19% 0% 10% 20% 30% 2005 2012 After $228M in acquisitions Each 5% reduction results in $65 million of cash

Financial Goals Next 3 - 5 Years Next 3 - 5 years Value-added revenue growth – organic >10% Margins (OP % VA) 12% - 16% Acquisitions $50M - $100M Per Year Working capital % sales <20% Debt-to-Debt-Plus-Equity <30% ROIC (pre-tax) >20% 14

T H E S I S Positioned to Deliver Long-term, Sustainable Growth 15 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan Revenue Base Margins Capital Eff.

I N S U M M A R Y Why Invest in Materion Corporation? 16 Positioning A leader in high-growth markets Performance Strong performance record Growth Executing three point strategy • Global player in strong secular growth markets • Sustainable long-term growth • Proven business model • Target, capture niche, then expand • Clear financial goals, performance continuing to improve • Strong value today

Appendix

Target High Growth, Leading-edge Markets A-1 Reportable Segments ADVANCED MATERIAL TECHNOLOGIES PERFORMANCE ALLOYS BERYLLIUM & COMPOSITES TECHNICAL MATERIALS Key Markets Precious, Non-precious, Specialty Metal and Inorganic Materials, Electronic Packages and Components Bulk and Strip Form Products and Beryllium Hydroxide Beryllium and Beryllia Ceramic Products Specialty Strip Metal Products CONSUMER ELECTRONICS p p p p DEFENSE & SCIENCE p p p p INDUSTRIAL COMPONENTS & COMM. AEROSPACE p p p TELECOM INFRASTRUCTURE p p p p AUTOMOTIVE ELECTRONICS p p p p ENERGY p p p p MEDICAL p p p p

Value-added Sales: Materion Consumer Electronics 25% Industrial Components & Commercial Aerospace 19% Defense & Science 13% Automotive Electronics 10% Medical 8% Energy 8% Telecom Infrastructure 7% Services 4% Appliance 2% Other 4% 2012 A-2

Value-added Sales: By Segment Technical Materials 6% Advanced Material Technologies 41% Performance Alloys 42% Beryllium & Composites 11% 2012 A-3

Value-added Sales: Advanced Material Technologies Consumer Electronics 33% Defense & Science 16% Medical 16% Services 10% Industrial Components & Commercial Aerospace 7% Energy 4% Telecommunications Infrastructure 2% Automotive Electronics 1% Other 11% 2012 A-4

Value-added Sales: Performance Alloys Industrial Components & Commercial Aerospace 31% Consumer Electronics 19% Automotive Electronics 14% Energy 13% Telecommunications Infrastructure 11% Appliance 6% Defense & Science 1% Medical 1% Other 4% 2012 A-5

Value-added Sales: Beryllium and Composites Defense & Science 54% Industrial Components & Commercial Aerospace 23% Medical 8% Telecommunications Infrastructure 6% Energy 1% Other 8% 2012 A-6

Value-added Sales: Technical Materials Automotive Electronics 47% Consumer Electronics 42% Energy 6% Medical 1% Other 4% 2012 A-7

Core Technologies 1. High Purity Gold and Silver for Industrial Applications 2. Powder Science and Processing (Vacuum, Hot and Cold Isostatic Pressing, Press/Sinter) … Metal, Ceramic and Chemical 3. Full Metal Processing Technology (Melting, Casting, Rolling, Extrusion) 4. Selective Electroplating 5. Light Wave Management and Coating Technology 6. Thin Film Large Area Coating 7. Numerous “Specialties” … Cladding, Electron Beam Welding, Diffusion Bonding 8. Shield Kit Cleaning 9. Chemical Synthesis 10. Amorphous Metals A-8

Continuing to Execute Three Point Strategy A-9 1 Grow and diversify revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

S T R A T E G Y # 1 : G R O W T H Expand and Diversify Revenue Base • Targeting expansion in secular growth markets including: – Smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD • Ongoing global expansion – Asia • Strategic acquisition  fast accretion – Technology breadth – Global reach – Product diversification A-10

S T R A T E G Y # 2 : M A R G I N S Expand Margins – Key Drivers A-11 1 Lean Sigma operating efficiency 2 Higher value- added products 3 Cost reductions Margin Today 9 - 12% Target Margin 12 - 16% (OP % VA)

S T R A T E G Y # 3 : C A P I T A L E F F I C I E N C Y Improve Fixed and Working Capital Efficiency A-12 Lean Sigma • Cycle time reduction • Yield improvement • On-time shipments Each 5% of working capital efficiency = $65M of cash Improve Working Capital Efficiency Working capital % of sales 41% 29% <20% 2002 2012 Target

Strategy in Action: Outgrowing Growth Markets Growth of Materion Oil and Gas Sales vs. Market Growth of Materion Aerospace Sales vs. Market A-13 0 100 200 300 400 500 600 700 800 0 100 200 300 400 500 600 Materion Sales Materion Sales Global Rig Count Aircraft Delivered +587% +90% +400% +80%

New Product and Technology Development Advanced Material Technologies – Thin Film Electrodes (medical diagnostics) – Expanded Refining/Chamber Services – Complement to Thin Film Materials & Coating Businesses – Nanotechnology Materials – Materials for High Brightness LEDs – Specialty Inorganic Compounds (solar, security) – Precious Metal Materials – Rod, Bar, Sheet, Slugs, etc. – Global Refining and Metal Recovery and Management Services – Ultra High Purity Metals for Medical and Semiconductor Applications – Next Generation Magnetic Data Storage Thin Film Head Materials – Alternative Chemistry for Shield Kit Cleaning A-14

New Product and Technology Development Advanced Material Technologies Coatings – Precision Optical Thin Film Coatings (specialty filters) – Large format Thin Film Materials for Large Area Coatings (energy, solar) – Solar Panel Thin Film, Concentrator Materials and Barrier Film Coatings Packaging – Optical Package for New Photonics Applications – RF Packages for the Latest Transistor Technology (3G and 4G infrastructure) – MEMS and Photovoltaic Packaging Materials A-15

New Product and Technology Development Performance Alloys – ToughMet® Alloy for High Volume Bearing Applications – BrushForm 158 for Voice Coil Motor (VCM) Applications – Materion R270 Strip – “Next Generation” Alloy for Oil & Gas – ToughMet® Alloy Sheet for Vehicle Gearboxes Beryllium and Composites – Nearer Net Shape Fabrication (hot isostatic pressing) – Truextent™ Speaker Diaphragms – Investment Casting – Amorphous Metals – SupremEX™ Aluminum Metal Matrix Composites – Improved Foils for X-ray Windows – Durox ®Alumina Ceramics Technical Materials – Hybrid & Electric Vehicle Battery Components – Power Electronics – Smart Grid Meters – Computer Hard Drives (dual stage activation) – Medical Applications A-16

Positioned in Diverse Set of High-growth Markets and Product Applications A-17 Growth Entered multiple leading-edge growth markets since 2002 Defense Tablets Commercial Aerospace Medical Devices Disk Drives Optics Telecom Infrastructure LED’s Alternative Energy LCD Space / Science Cellular phones (smartphones), Tablet computers Heavy Equipment

I/O Connector Contacts Battery Contacts Internal Antenna Contacts Grounding Clips and Audio Jacks Micro Mezzanine Connectors for LCD Screen Internal Electronics and LED • Thin Film Materials – Power amplifiers, LED, SAW and BAW devices, filters, and ICs • Hermetic Solutions for SAW • Refining / Recycling • Precision Parts Cleaning Other Smart Phone Applications: • Circuit Board and IC Inspection • RoHS Compliance Assurance • Cellular Infrastructure with High Power RF Packaging • Voice Coil Motor (auto-focus lens stabilizer) Internal Electronics • Precursor materials for GaAs wafer production Applications: Smart Phones A-18

Avionics/Electrical Systems Airframe Structure Landing Gear Attachments Engine and Pylon Attachments Flight Control Mechanisms Horizontal Stabilizer & Rudder Attachments Hydraulic Systems Fuel Systems Wing Attachments Doors & Hatches Landing Gear Components Flight Attendant Jumpseat Spring Safety Slide Mechanism Other Aerospace Applications: • Baggage Inspection • Nondestructive Evaluation (Cracked Component Detection) A-19 Applications: Aerospace

Under Water Wellhead Equipment Directional Drilling Equipment Measuring While Drilling (MWD) Logging While Drilling (LWD) Mud Pulse Telemetry (MPT) Systems Drill Bits Structural Rig Components Wellhead Control Equipment Other Oil & Gas Applications: • Artificial Lift Equipment • Elemental Analysis • Down Hole X-Ray Inspection Remote Operated Vehicles, blow out preventers, hydraulic actuators, control fluid couplings Applications: Oil & Gas A-20

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials Silicon based photovoltaic cells Front and back contact layers TCO Transparent Conductive Oxide layers Technology: Cadmium Telluride (CdTe) Thin Film (PVD) Materials Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials TCO Transparent Conductive Oxide layers Front and Back-contact layers Technology: Copper Indium Gallium Selenide (CIGS) Thin Film (PVD) Materials as well as Powders for Printing CIGS applications Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells. Technology: Concentrator Photovoltaic (CPV) Thin Film (PVD) Materials Solar technology based on concentrating Solar rays into a semiconductor device via large lens. Anti-Reflection Coating Materials Precious metal contact materials Micro Electronic Packaging Products: Bonding Ribbon - Au & Ag Lead-free Solders Metalized Ceramic Substrates Technology: Flexible Solar Cells / Building Integrated Photovoltaic: Thin Film Services: Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense. Technology: Crystalline Silicon (Si) Interconnect Materials Front and backplane systems for high efficiency designs. Applications: Solar Energy A-21 25 Alloy Strip Panel Interconnects

Cardiac Rhythm Management • Electronic Interconnects/Components • Niobium/Titanium Electron Beam Weld Insulin Pump • EMI Shielding and Grounding • Electrical Terminals in Connectors Seizure Control • Thin Film Deposition Implantable Electrode – Parkinson's disease (R&D) External Glucose Analysis • Subcutaneous sensors for glucose measurement Subcutaneous Glucose Analysis • Thin Film Coatings – Electrode Monitoring device Radiation Therapy – Neutron Reflectors X-Ray Mammography Other Medical Applications: • DNA Sequencing Optics • CT Scan • Diagnostic X-Rays • Advanced Drug Delivery Components • Diagnostic Electronic Components • Anesthesia Monitoring Components • Operating Instruments • Medical Radioisotopes (production reactors) • RF connectors for MRI equipment, communication devices • RF Connectors for Portable Diagnostic/Therapeutic Equipment Applications: Medical A-22 Battery Contacts for Hearing Aids

Applications: Telecommunications Infrastructure Base Stations • Coaxial Connectors • High Power Amplifiers Local Area Networks • Shielding • Modular Jacks • PCB Sockets • Processor Sockets Other Telecommunications Infrastructure Applications • Undersea Repeater Housings A-23

Lithium Ion Battery Interconnects Battery Management Resistors Electronic Power Steering Modules ABS Leadframes Engine Efficiency Oxygen Sensors Mirror & Windshield Electronic Connections Air Bag Sensors Lamp Socket Connectors Auto Dimming Mirror Connectors Hybrid Vehicle Motor & Module Connectors Window and Door Switches Fuel Pump and Fuel Level Sensors Battery Terminals Engine Ignition and Control Modules Battery & Relay Control Modules Turn Signal and Emergency Flasher Relays On Board Telematics Applications: Automotive Electronics A-24 Night Vision Optics Speed Control Optics Camera Optics Navigation System Contacts

Applications: Defense • Infrared Sensors for Fighter Jet and UAV Optical Targeting • Electronic Packaging for Defense Avionics, Radar and Electronic Countermeasure Systems • Structural and Electronic Components for Satellites • X-ray Windows in Security Imaging Systems • Laser Protection Optical Coatings • Night Vision System Optics A-25